SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant        ☐

Filed by a Party other than the Registrant     ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☒	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HealthWarehouse.com, Inc.
(Name of Registrant as Specified in Its Charter)

Lloyd I. Miller, III
Karen Singer
(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF
HEALTHWAREHOUSE.COM, INC.

PROXY STATEMENT OF
THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM, INC.

Dear Fellow Stockholder:

We are the beneficial owners of an aggregate of 1,432,968 shares of common stock, par value $0.001 per share of Healthwarehouse.com, a Delaware corporation, and other securities representing beneficial ownership of approximately 16.4% of the outstanding shares of Healthwarehouse.com’s common stock. For the reasons set forth in the attached Proxy Statement, we believe that the current board of directors of the company should be replaced.

We are seeking your support at Healthwarehouse.com’s annual meeting of stockholders, including any adjournments or postponements, and any meeting that may be called in lieu of it, scheduled to be held on August 15, 2013 at 11:00 am Eastern time at the offices of the Company at 7107 Industrial Road, Florence, Kentucky 41042, for the following proposals:

•	To vote FOR the election of the Stockholder Nominees, Alan B. Howe, Robert M. Pons and Matthew Stecker, as directors of the Company,

•	To vote FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013,

•	To vote AGAINST a non-binding resolution to approve the compensation of the Company’s named executive officers as disclosed in this proxy statement,

•	To vote for a ONE YEAR frequency of future advisory votes on executive compensation, and

•	To transact such other business as may properly come before the annual meeting, and any adjournment or postponements thereof.

We urge you to consider carefully the information contained in the attached Proxy Statement and then support these efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about July 25, 2013.

You may have received, or may receive in the future, a separate proxy solicitation from the company. For all of the reasons discussed in the materials included with this letter, we strongly urge you to REJECT Heathwarehouse.com’s solicitation and NOT sign any WHITE proxy card that the company sends to you.

IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTES BY SIGNING AND RETURNING A LATER-DATED GOLD PROXY CARD.

It is important that your shares of Healthwarehouse.com’s common stock be represented and voted at the annual meeting. Accordingly, even if you plan to attend the annual meeting in person, please cause your shares to be voted by signing, dating and mailing the enclosed GOLD proxy card. If you have any questions or require any assistance with your vote, please contact Laurel Hill Advisory Group LLC, which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support,

Milfam I, L.P.	HWH Lending, LLC
Milfam LLC, General Partner	Singer Children’s Management Trust, member

Lloyd I. Miller, III, Manager	Karen Singer, Trustee

FOR STOCKHOLDER-NOMINATED REPRESENTATION ON THE BOARD,
PLEASE VOTE FOR
the election of the Stockholder Nominees, as directors of the Company.

If you have any questions, require assistance in voting your GOLD proxy card, need additional copies of these proxy materials or directions to attend the annual meeting, please call Laurel Hill Advisory Group LLC at the phone numbers listed below.

Laurel Hill Advisory Group LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753

Shareholders Call Toll Free: 1-888-742-1305
Banks and Brokers Call Collect: 516-933-3100

GOLD PROXY CARD . This proxy statement and the enclosed GOLD proxy card are being furnished to you, the stockholders of HealthWarehouse.com, by the Concerned Stockholders, who are Milfam I, L.P. and HWH Lending, LLC, each a long-term investor in the Company.

This proxy statement and the accompanying GOLD proxy card are first being mailed to stockholders on or about July 25, 2013. According to the Company’s Form 8-K filed May 13, 2013, the Company has set August 15, 2013 as the date for the Annual Meeting. The Company has set July 1, 2013 (the “Record Date”) as the date for determining which stockholders will be entitled to vote at the Annual Meeting.

All valid proxies received before the Annual Meeting will be voted, and stockholders have the power to revoke their proxies at any time before they are exercised.

Please do not return any proxy sent to you by the Company.

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REASONS TO VOTE FOR OUR NOMINEES AS DIRECTORS

The following is a summary of our concerns about the Company’s performance and the failures of leadership by the incumbent Board of Directors. For these reasons and others, we are seeking representation on the Board of Directors at the Annual Meeting:

•	Falling stock price . The Company’s stock price has fallen by approximately 79% since June 2012, a decline from $7.50 to $1.40 in one year.

•	Director resignation and lack of confidence . Company Director John Backus resigned April 21, 2013 and publicly stated he did not have confidence in the strategic direction the Company is pursuing and the approach the Company has used to raise money.

•	CFO resignation and concerns . Company CFO Eduardo Altamirano resigned February 21, 2013 and publicly stated that he has not been permitted to take the necessary measures to solidify the Company’s optimal financial position, nor has he been allowed to exercise the full responsibilities required as an officer of the Company.

•	Lawsuit alleging misuse of funds . A lawsuit has been filed in Delaware alleging possible misuse of Company funds. See HWH Lending, LLC, derivatively on behalf of HealthWarehouse.com, Inc. v. Lalit Dhadphale, et al., Case No. 8531-13 filed by HWH Lending, LLC. Singer Children’s Management Trust is the sole member of HWH Lending, LLC.

•	Delayed shareholder meeting. The last Shareholder Meeting was December 31, 2007 - more than five years ago. As a result, stockholders have not had any opportunity to vote for the Board of Directors in five years.

•	Disclosure failings . The Company has failed to stay current on its reporting obligations with the Securities and Exchange Commission as required to provide timely information to investors. The Company’s 2011 annual report and all 2012 quarterly reports have each been filed more than two months late. As of July 15, 2013, neither the 2012 annual report nor the first 2013 quarterly report had been filed.

•	Material weaknesses in financial reporting . The Company’s auditors found material weaknesses and other deficiencies in the Company’s control environment, as stated in the Company’s annual report for 2011. Also as stated in the Company’s annual report for 2011, the Company “did not develop appropriate accounting policies and procedures” and “did not have effective controls over disbursements to assure that disbursements were properly authorized and recorded.”

•	Doubt about the Company’s ability to continue as a going concern . The Company’s public filings, as well as the report of independent auditors included in the Company’s 2011 annual report, express substantial doubt about the Company’s ability to continue as a going concern.

For more information on how the past actions and practices of the board have adversely affected the Company and on how our Nominees will work to realize value for all stockholders of HealthWarehouse.com, please read the section below entitled “Statement in Support.”

BACKGROUND TO SOLICITATION

Below is a summary of our long-term investment and involvement with the Company, as well as the Company’s failures that led us to seek Board representation.

We are long-term investors. We have made numerous investments in the Company, including common stock, Series B preferred stock, convertible notes and warrants.

Our group’s objective is to improve governance and performance. In July 2012, the Concerned Stockholders formed a group to influence the corporate governance of the Company, including recommending candidates to the Board of Directors.

The Company violated its loan covenants . In December 2012, the Company’s 7% Senior Secured Convertible Promissory Notes issued November 8, 2010 matured and became immediately due and payable, and the Company was in violation of its obligation to pay the notes upon maturity, as well as lien and debt covenants under these Notes. The Concerned Stockholders own a portion of these notes, as well as common stock, and sent notice to the Company of these violations and defaults. The Company did not cure these defaults until February 2013.

The Company failed to make required SEC filings . In February 2013, the Concerned Stockholders informed the Company that they were in violation of their filing obligations by failing to keep public information available and failing to file with the SEC, in a timely manner, all reports and other documents required under public company disclosure rules. As of July 15, 2013, neither the 2012 annual report nor the quarterly report for the first quarter of 2013 had been filed.

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A lawsuit is pending against the Company for failure to hold an annual meeting of stockholders . In response to the Company’s violations of the Delaware General Corporation Law by, among other things, failing to hold an annual meeting of stockholders in 2012 and earlier years, the Concerned Stockholders commenced an action in the Court of Chancery of the State of Delaware to compel the Company to hold an annual stockholders meeting for the election of directors and to establish an annual meeting date and related procedures. See HWH Lending, LLC and Milfam I, L.P. v. HealthWarehouse.com, Inc., Case No. 8427-VCN.

A lawsuit is pending against the Company for alleged misuse of Company funds . See HWH Lending, LLC, derivatively on behalf of HealthWarehouse.com, Inc. v. Lalit Dhadphale, et al., Case No. 8531-13 filed by HWH Lending, LLC, by its sole member, the Singer Children’s Management Trust.

The Company doubts its ability to continue as a going concern . The Company’s public filings, as well as the report of independent auditors included in the Company’s Form 10-K for the year ended December 31, 2011, express “substantial doubt” about the Company’s ability to continue as a going concern. We believe that the need for change on the Board of Directors is urgent.

STATEMENT IN SUPPORT

For the reasons described in this Proxy Statement, we believe that the current board of directors of the company should be replaced. In particular, we are concerned by instability and recent resignations at the Company, as described in recent public resignation letters filed by a board member on April 29, 2013 as well as the CFO on February 21, 2013. These letters should not be construed as objective facts but rather as the beliefs of the director and the CFO. Quoting from the resignation letters publicly filed with the SEC by the director and the CFO of the Company:

Lack of confidence in strategic direction: A director resignation letter filed with the SEC in April 2013 stated: “I do not have confidence in the strategic direction the Company is pursuing, the approach the Company has used to raise money (including involving a disgraced former employee and convicted felon), the manner in which the CEO communicates (or more properly fails to communicate) with the Board of Directors, or the ability of the CEO to execute a successful strategy.”

Board’s efforts to block change: The director resignation letter continued: “I have tried to effect constructive change at the Company through my role on the Board, but these efforts have been blocked on repeated occasions by Company management and by a sympathetic majority of the Board.”

Lack of information provided to the Board; lack of oversight: The director resignation letter continued: “Information about the performance of the Company is not made available to members of the Board (or at least not to me), so it is impossible to perform a fiduciary oversight role.”

Failure to take appropriate financial measures: A resignation letter filed with the SEC by the Company’s CFO in February 2013 stated: “I would like to reiterate, that as the CFO, I do not think I have been permitted to take the appropriate measures that were or are necessary to solidify the Company’s optimal financial position, nor have I been allowed to exercise the full responsibilities required as an officer of the Company.”

Furthermore, we are concerned by material weaknesses in financial controls at the Company and a delay in filing the 2012 audit. Quoting from page 4 of the Company’s annual report for 2011:

Weak control environment and potential for the misappropriation of Company assets : “Although the Auditors had not concluded that an illegal act had occurred, because the Company’s weak control environment and unresolved items suggested a potential for the misappropriation of Company assets, the Auditors recommended that the Board engage an independent third-party to review the unresolved items and assist it with identifying and remediating the control deficiencies.”

Controls not adequate : And further, the Company disclosed: “The Company’s controls, policies and procedures relating to the use of Company credit cards and Company bank accounts and the reimbursement of employee business expenses were not adequate to ensure that all relevant transactions were authorized in accordance with Company policy, documented appropriately or recorded correctly in the Company’s accounting system.”

For all the reasons described in this Proxy Statement, we believe that the incumbent board of directors has failed in its oversight function and should be replaced. We ask you to vote the GOLD proxy card FOR the Stockholder Nominees.

ABOUT OUR NOMINEES

Our nominees for the Board of Directors have extensive experience in technology related businesses, as well as public company management and board experience. We believe that our Nominees have the qualifications to improve governance and are seeking to bring new business ideas to the Company at a time of declining stock price. One of the Stockholder Nominees, Mr. Stecker, has served on the Board for more than two years.

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Experience and qualifications of our Nominees

ALAN B. HOWE (age 52) has served as co-founder and managing partner of Broadband Initiatives, LLC (and its predecessor company), a boutique corporate advisory and consulting firm, since 2001. He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company from May 2005 to October 2008. Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS. Mr. Howe is currently a member of the public board of directors of Selectica, Inc. (Nasdaq: SLTC) and also serves as its Chairman. He is also on the public board of directors of Data I/O and is Chairman of their Audit Committee (Nasdaq: DAIO). He previously served on the boards of Ditech Networks, Proxim, Inc., Alliance Semiconductor Inc., LLC International, Inc., and Altigen Communications, Inc., which are no longer reporting companies. Mr. Howe also is serving as Interim CEO of Sunrise Telecom, Inc. under a short term consulting agreement. Mr. Howe holds a B.A. in business administration from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business. Mr. Howe’s prior positions and current advisory roles provide the Board with leadership experience and operational knowhow; in addition his outside board experience helps the Board in its compliance and governance discussions and strategies.

ROBERT M. PONS (age 57) has over 30 years of senior level management experience including early stage ventures, Fortune 500 and turnaround companies. Currently, Mr. Pons is Chairman of Livewire Mobile, one of the most comprehensive one-stop digital content solutions for carriers, handset manufacturers and media companies entering the mobile content market. Prior to Livewire Mr. Pons was Senior Vice President of Capital Markets for TMNG, a leading provider of professional services to the converging communications media and entertainment industries and the capital formation firms that support it. Prior to TMNG he was CEO of Uphonia/SmartServ Inc. a publicly traded firm in the wireless industry. Uphonia/SmartServ was completely recapitalized and repositioned under his leadership. As an early pioneer of the competitive telecommunications industry, he was a senior level executive working with both landline and wireless systems. Originating his telecommunications experience in 1980 at MCI, Mr. Pons opened the New England markets, growing them from start-up to a $100 million division. He served as a special advisor to the President of MCI during the company’s highest growth years and was featured in the book On The Line—History of MCI. In 1986, Mr. Pons was recruited by the President of Sprint to manage its Northeast Sales division with over $750 million in revenue. His wireless experience originated as Senior Vice President of Business Development for Geotek, a wireless carrier with licenses in 50 major markets. During his tenure, the company grew from a market cap of $25 million to $1.7 billion. Mr. Pons has directly overseen financing transactions from $5 million to $100 million and has extensive experience in organizing start-ups. Mr. Pons received his bachelor of arts degree, magna cum laude, from Rowan University. He currently serves on the boards of Concurrent Computer Corporation (CCUR Nasdaq), Chairman – Livewire Mobile (LVWR.PK), Vice Chairman – MRV Communications (MRVC OTC Marketes) and Primus Telecommunications Group (NYSE:PTGI).

MATTHEW STECKER (age 44) has been a Director of the Company since December 2010 and a leading executive in the telecommunications and mobile content industries for 20 years. Since January 2011, Mr. Stecker has served on the board of directors and compensation committee of HealthWarehouse, Inc. (OTC: HEWA). Since November 2009, Mr. Stecker has been the Chief Executive Officer of Livewire Mobile, Inc (OTCMarkets: LVWR) and also serves on its board of directors. Prior to coming to Livewire, Mr. Stecker was Senior Vice President and Principal for the telecommunications consulting firm TMNG (NASD:TMNG) and its strategy subsidiary CSMG. Mr. Stecker has also served as Chief Technology Officer for Smartserv Online, Inc. (NASD:SSRV) and was an early technology leader in the well-known mobile location startup Vindigo, Inc. Previously, Mr. Stecker was the President of Marble Associates, Inc., a privately held Boston-based consulting firm. Mr. Stecker has a JD from The University of North Carolina and a BA from Duke University, Cum Laude in Political Science with a concentration in Computer Science.

Mr. Stecker has more than two years’ experience as a director of HealthWarehouse, having served on the Board since January 2011. If elected, he will vacate his Board position as the director appointee of the Series B Preferred Stockholders. Therefore, his nomination for election to the Board is to be elected by a vote of all of the Company’s stockholders at the Meeting.

Independence of our Nominees

We have determined that each of the director nominees satisfy the current “independent director” standards established by the rules of The Nasdaq Stock Market, Inc. We have determined that our Nominees do not have any relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. There are no family relationships among any of the Stockholder Nominees or the executive officers of the Company.

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The Concerned Stockholders do not expect that any of the Stockholder Nominees will be unable to stand for election, but in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD Proxy Card will be voted for substitute nominees, to the extent this is not prohibited under the Amended and Restated By-Laws of the Company (the “Bylaws”) and applicable law. In addition, the Concerned Stockholders reserve the right to nominate substitute persons if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Stockholder Nominees, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, Shares represented by the enclosed GOLD Proxy Card will be voted for such substitute nominees.

You are urged to vote FOR the election of the Stockholder Nominees on the enclosed GOLD proxy card.

VOTING AND PROXY PROCEDURES

Votes. Only holders of common stock, Series B Preferred Stock (“Series B Shares”) and Series C Preferred Stock (“Series C Shares”) of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of common stock and each Series C Share is entitled to one vote, and as of the Record Date, each Series B Share is entitled to cast 8.22 votes. Stockholders who sell shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote those shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their shares after the Record Date. Based on publicly available information, we believe that the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the common stock, the Series B Shares and the Series C Shares.

Series B Shares.  Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock, for so long as any shares of Series B Preferred Stock remain outstanding, the holders of Series B Preferred Stock, voting as a separate class, will be entitled to elect, as a separate class, one member of the Board at each meeting or pursuant to each consent of the Company’s stockholders. The Concerned Stockholders hold in excess of 90% of the outstanding shares of Series B Preferred Stock and therefore control the ability to elect one member to the Company’s Board. Mr. Stecker was appointed by a majority of the holders of the Company’s Series B Preferred Stock as the initial Series B Director in December 2010. If he is elected as a Director pursuant to this proxy statement, Mr. Stecker will resign as the Series B Director. The Concerned Stockholders do not currently intend to elect a replacement Series B Director.

Voting of GOLD proxy cards. Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Stockholder Nominees to the board and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

Shares held in street name. If your shares are held in “street name,” whether through a broker, bank or other nominee, only such bank, broker or other nominee can sign the GOLD proxy card with respect to your shares. You are therefore urged to contact the person(s) responsible for your account and give them instructions for how to complete a GOLD proxy card representing your shares so that a GOLD proxy card can be timely returned on your behalf. You also should confirm in writing your instructions to the person(s) responsible for your account and provide a copy of those instructions to our proxy solicitor, Laurel Hill Advisory Group LLC, so that they can attempt to ensure that your instructions are followed. If you wish instead to vote in person at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. The presence, in person or by proxy, of the holders of a majority of the total number of votes represented by the issued and outstanding shares of common stock and preferred stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

VOTES REQUIRED FOR APPROVAL; ABSTENTIONS AND WITHHOLD VOTES

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the four (4) nominees receiving the most votes will be elected. Only votes cast FOR a nominee will be counted. If you return the enclosed GOLD proxy card, unless indicated otherwise thereon, your shares will be voted FOR ALL of the three (3) nominees named in Proposal No. 1 in this proxy statement. The remaining directorship is likely to be filled by one of the Company's nominees. If the Stockholder Nominees are elected, some or all of the Company nominees may refuse to serve, resulting in vacancies on the board. Under the Company's bylaws such vacancies shall be filled by a majority vote of the directors then in office. The Concerned Stockholders currently do not have any plans to fill any such vacancy. Instructions on the accompanying GOLD proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees. Stockholders have no right to cumulate votes in the election of directors.

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Proposals No. 2 and No. 3 require the affirmative vote of holders of a majority of the votes cast on the proposal at the Annual Meeting. Abstentions and broker non-votes are not considered to be votes cast on a proposal, and as a result, have no effect on the outcome of the vote.

Proposal No. 4 seeks an advisory vote from the Company’s stockholders on the frequency of the advisory vote on executive compensation. The choices are every year, every other year, or every third year. A plurality of votes cast on this proposal will determine the frequency selected by stockholders. The Concerned Stockholders recommend that you select one year as the frequency for the advisory vote on executive compensation. If you submit your proxy card but fail to select a preference, your shares will be treated as though you chose a frequency of one year on this proposal.

PLEASE VOTE THE GOLD PROXY CARD; NO DISCRETIONARY VOTING

If your shares are held in “street name,” whether through a broker, bank or other nominee, only such bank, broker or other nominee can sign the GOLD proxy card with respect to your shares. A “broker non-vote” occurs if you do not give specific voting instructions to your broker, bank or other nominee regarding how to vote your shares on your behalf with respect to the election of directors at the Annual Meeting. Brokers do not have discretionary authority to vote your shares on the election of directors. If you fail to provide voting instructions, your broker will have no discretionary authority to vote your shares on your behalf with respect to the election of directors and your shares will not be voted for any of the Stockholder Nominees. We strongly encourage you to contact the person(s) responsible for your account and give them instructions for how to complete a GOLD proxy card representing your shares so that a GOLD proxy card can be timely returned on your behalf and your vote will be counted at the Annual Meeting.

PROXY REVOCATION RIGHTS

Any stockholder who has executed and returned a proxy, whether solicited by the Company or by the Concerned Stockholders, may revoke it at any time before the proxy is voted. A proxy may be revoked by sending a written revocation of such proxy to our solicitor, Laurel Hill Advisory Group, or to the Secretary of the Company, by submitting another proxy with a later date marked on it, or by appearing in person at the Annual Meeting and voting. If, however, you hold your shares through a bank or broker and wish to vote at the Annual Meeting, you will need to obtain a legal proxy from that firm in order to be able to vote in person. Attendance at the meeting will not, by itself, revoke a proxy unless you actually vote at the meeting.

Remember, only the latest dated proxy card will be counted. Therefore, we urge you to sign and return the GOLD proxy card accompanying this proxy statement.

There is no limit on the number of times that a stockholder may revoke a proxy prior to the Annual Meeting. If you send written revocation of your proxy to the Secretary of the Company, we request that you send either the original or a copy of that revocation to Laurel Hill Advisory Group at the address on the last page of this proxy statement. This will allow us to more accurately determine if and when the requisite number of proxies have been received.

PLEASE NOTE, that in order to vote FOR the election of the Stockholder Nominees as directors of the Company, you will need to complete and return the GOLD proxy card.

PROXY SOLICITATION AND EXPENSES

Proxies may be solicited by mail, telephone, facsimile, e-mail, newspapers and other publications of general distribution and in person. In connection with this solicitation of proxies, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries will be asked to forward all soliciting materials to the beneficial owners of the shares that those institutions hold of record. We will reimburse those institutions for reasonable expenses that they incur in connection with forwarding these materials.

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We have retained Laurel Hill Advisory Group to solicit proxies in connection with the Annual Meeting. Laurel Hill Advisory Group will employ approximately 10 people in its efforts. We have agreed to reimburse Laurel Hill Advisory Group for its reasonable expenses and to pay fees currently expected to be approximately $20,000, which includes a $10,000 contingent fee payable upon election of the Stockholder Nominees, with approximately $12,000 of expenditures to date.

The Concerned Stockholders and the Stockholder Nominees may also solicit proxies by mail, telephone, facsimile, e-mail or in person. They will not be paid for soliciting proxies.

Additional costs related to this solicitation of proxies include expenditures for printing, postage, legal services and other related items. We are bearing the entire expense of this proxy solicitation. Total expenditures are expected to be approximately $200,000, with approximately $55,000 of expenditures to date.

We will seek reimbursement of all solicitation expenses from the Company and do not currently intend to seek a vote of the stockholders for approval of such reimbursement.

INFORMATION ABOUT THE PARTICIPANTS IN THIS SOLICITATION OF PROXIES

Additional information concerning the participants is set forth in Annex A to this proxy statement. Information concerning the participants’ beneficial ownership of HealthWarehouse.com common stock is set forth in Annex B to this proxy statement. All information contained in Annexes A and B is incorporated into this proxy statement by reference. Information in this proxy statement about each of the participants was provided by such participant.

INFORMATION ABOUT HEALTHWAREHOUSE.COM, INC.

Based upon information provided in HealthWarehouse.com’s public filings, the mailing address of HealthWarehouse.com’s principal executive office is 7107 Industrial Road, Florence, Kentucky 40142, telephone (800) 748-7001.

Annex C to this proxy statement sets forth information obtained from HealthWarehouse.com’s public filings related to the beneficial ownership of HealthWarehouse.com common stock and is incorporated in this proxy statement by reference.

Except as otherwise noted herein, the information in this proxy statement concerning Healthwarehouse.com has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. Although we do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility for the reliability or completeness of statements taken from public documents and records that were not prepared by or on our behalf, or for any failure by HealthWarehouse.com to disclose events that may affect the significance or accuracy of such information.

SHAREHOLDER PROPOSALS TO BE PRESENTED
AT THE COMPANY’S NEXT ANNUAL MEETING

As described in the Company’s proxy statement, Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042 and must be received by March 12, 2014. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” for consideration at the 2014 annual meeting under the Company’s Amended and Restated Bylaws, such proposals must be received by the Corporate Secretary at the above address by May 26, 2014 and must comply with the informational requirements of the Company’s Amended and Restated Bylaws. However, in the event that the 2014 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2013 Annual Meeting, notice for a shareholder proposal under Rule 14a-8 must be received a reasonable time before the Company begins to print and send its proxy materials for the 2014 annual meeting. Shareholder proposals for consideration at the 2014 annual meeting submitted outside of Rule 14a-8 under the Company’s Amended and Restated Bylaws must be received not later than the close of business on the later of (i) the 90th day before the 2014 annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

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OTHER MATTERS TO BE VOTED UPON

Proposal 2 - Company Proposal to Ratify Appointment of Independent Registered Public Accounting Firm

As discussed in the Company proxy statement filed with the Securities and Exchange Commission on June 28, 2013, the Board has selected Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013

The Concerned Stockholders intend to vote their shares FOR this proposal as we do not object to the ratification of the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

We are seeking your support in voting AGAINST the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of HealthWarehouse.com, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in this proxy statement, including the compensation tables and related narrative discussion.”

We feel that a vote AGAINST this resolution will send an appropriate message to the Company and to the market generally that the Company’s stockholders do not believe that the Company’s executive compensation practices and amounts currently reflect appropriate compensation for the Company’s past and current performance, nor do they appropriately align the interests of the Company’s executive officers with its stockholders. The vote on this proposal is advisory and therefore not binding on the Company, the Board, or the Compensation Committee of the Board. We believe that the Company’s Board needs to realign its executive compensation philosophy, and therefore, we do not support approving the Company’s advisory vote on the Executive Compensation.

The Dodd-Frank Wall Street Reform and Consumer Protection Act gave stockholders the opportunity to show their disapproval of corporate pay practices for executive officers, on an advisory basis, by adding Section 14A to the Exchange Act. As we set forth in the Reasons for This Solicitation section above, the Concerned Stockholders believe that this Board and the Company have not aligned executive pay with shareholder returns in light of the Company’s declining stock price and negative returns to stockholders in 2012.

The Concerned Stockholders oppose proposal 3 and recommend that stockholders vote “AGAINST” the Company proposal for stockholder approval of executive compensation.

Proposal 4 - Advisory Vote on the Frequency of Future Advisory Votes on Compensation of the Named Executive Officers

We believe that a vote of ONE YEAR on this Proposal will help demonstrate that the Company’s stockholders are active and engaged in the process of turning around the Company. If our recommendation is adopted by the stockholders, the next “say-on-pay” vote would be held at the 2014 annual meeting of stockholders.

The Concerned Stockholders recommend an annual advisory vote on executive compensation. We believe it is important for the Company to receive frequent feedback from its stockholders in a range of areas, especially in executive compensation.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company to provide stockholders with the opportunity to indicate at least once every six years, on an advisory basis, their preference as to the frequency of future advisory votes (once every one, two or three years) on the compensation of the Company’s named executive officers. The Company has recommended that stockholders vote on future “say-on-pay” votes every year.

The Concerned Stockholders recommend that stockholders vote for “ONE YEAR” as the preferred frequency for advisory approvals of executive compensation.

9

The GOLD proxy card will provide you the opportunity to vote on the Company’s proposals, other than the election of directors by the Company’s stockholders. For more information about these proposals, please refer to the proxy statement and form of proxy when it is distributed by the Company.

If no direction is given, proxies held by us will vote FOR, and recommends that common stockholders vote FOR the following proposals:

☐  Proposal 1 – Election of each of Alan Howe, Robert Pons and Matthew Stecker as directors, and

☐  Proposal 2 – Proposal to ratify selection of auditors.

If no direction is given, proxies held by us will vote AGAINST, and recommends that common stockholders vote AGAINST the following proposal(s):

☐  Proposal 3 – Proposal to approve the compensation of the named executive officers.

If no direction is given, proxies held by us will vote for ONE YEAR, and recommends that common stockholders vote for ONE YEAR on the following proposal:

☐  Proposal 4 – Frequency of future advisory votes on executive compensation.

Proxies held by us will vote FOR any proposal by the Concerned Stockholders to adjourn the meeting to solicit additional proxies, unless the signed GOLD proxy contains instructions to the contrary.

YOUR VOTE IS IMPORTANT.

Your vote is an important voice in the affairs of this Company.
Let your voice be heard.

Please mark, sign and date the enclosed GOLD proxy card and return it promptly in the enclosed postage-prepaid envelope.
* * * * * * *

This proxy statement and the accompanying form of GOLD proxy card are available at http://www.laurelhill.com/ir/hwh-milfam.aspx.

10

If you have any questions, require any assistance, or would like to request copies of these documents, please contact Laurel Hill Advisory Group LLC, proxy solicitors for the Concerned Stockholders, at the following address and telephone number:

Laurel Hill Advisory Group LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753

Shareholders Call Toll Free: 1-888-742-1305
Banks and Brokers Call Collect: 516-933-3100

JUDGMENTS, ESTIMATES AND FORWARD-LOOKING STATEMENTS

The views expressed in this proxy statement are judgments, which are subjective in nature. Statements other than historical facts are forward-looking in nature. Forward-looking statements and estimates by their nature involve risks, uncertainties and assumptions. Forward-looking statements and estimates are inherently speculative in nature and are not guarantees of actual measurements or of future developments. The Concerned Stockholders do not assume any obligation and do not intend to update these forward-looking statements.

11

ANNEX A

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The Concerned Stockholders and the Stockholder Nominees may be deemed to be a participant in the solicitation of proxies for the Annual Meeting, as that term is defined under federal securities laws. Certain information regarding the participants in the solicitation is set forth below. Additional information is included in public filings by the Concerned Stockholders.

Milfam I L.P., Milfam LLC, general partner, Lloyd I. Miller, III, manager

Mr. Miller is the manager of Milfam LLC, an Ohio limited liability company established pursuant to the Operating Agreement of Milfam LLC, dated as of December 10, 1996. Milfam LLC is the general partner of Milfam I L.P. Mr. Miller is the holder of 716,484 shares of common stock and may be deemed to beneficially own 2,276,607 shares of common stock of the Company. Additional information regarding Mr. Miller has been publicly disclosed in the Company’s proxy statements and Mr. Miller’s filings under the Securities Exchange Act of 1934, as amended. Mr. Miller’s address is: Lloyd I. Miller, III, 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401.

HWH Lending, LLC, Singer Children’s Management Trust, sole member, Karen Singer, Trustee

Ms. Singer is the holder of 716,484 shares of common stock and may be deemed to beneficially own 2,276,607 shares of common stock of the Company. Additional information regarding Ms. Singer has been publicly disclosed in the Company’s proxy statements and Ms. Singer’s filings under the Securities Exchange Act of 1934, as amended. Ms. Singer’s address is: Karen Singer, 212 Vacarro Drive, Cresskill, New Jersey 07626.

Alan B. Howe

Mr. Howe’s address is c/o Broadband Initiatives, LLC, 10755 Scripps Poway Pkwy, #302, San Diego, California 92131.

Robert M. Pons

Mr. Pons’ address is 439 Williamson Road, Gladwyne, Pennsylvania 19035.

Matthew Stecker

As disclosed in the Company’s Form 8-K filed December 13, 2010, Mr. Stecker was appointed by a majority of the holders of the Company’s Series B Preferred Stock as the initial Series B Director in December 2010. In connection with Mr. Stecker’s election to the Board of Directors, he was granted non-qualified stock options to purchase up to 30,000 shares of common stock at an exercise price of $3.75 per share under the Company’s 2009 Incentive Compensation Plan. The options have a 10-year term, and vested in equal annual installments on December 8, 2011, December 8, 2012, with the last vesting on December 8, 2013. As of March 30, 2012, Mr. Stecker was granted non-qualified stock options to purchase 15,000 shares of common stock at an exercise price of $6.99 per share under the Company’s 2009 Incentive Compensation Plan. The options have a 10-year term, and vest in equal annual installments on the first, second and third anniversaries of the date of grant. Upon election as a Director pursuant to this proxy statement, Mr. Stecker will tender his resignation as the Series B Director.

Additional Relationships

Except as set forth in this Proxy Statement (including the Annexes hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Stockholder Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

A-1

Other required information about the Stockholder Nominees

None of the Stockholder Nominees has been involved in any legal proceedings in the preceding ten years which are described in Item 401(f) of Regulation S-K promulgated under the Securities Act of 1933 (“Regulation S-K”) and which must be disclosed as material for purposes of an evaluation of the integrity or ability of any person nominated to become a director under the federal securities laws.

Other than as stated herein, and except for compensation received by Mr. Stecker as a director of the Company, neither the Stockholder Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.

The Stockholder Nominees have not received any compensation from the Concerned Stockholders for serving as nominees, and they will not receive any compensation from us for their services as directors of the Company if elected. Each of the Stockholder Nominees, if elected, will be entitled to receive from the Company compensation paid by the Company to its non-employee directors. Other than as stated in this Proxy Statement, there are no arrangements or understandings between members of the Concerned Stockholders and any of the Stockholder Nominees or any other person or persons pursuant to which the nomination of the Stockholder Nominees described herein is to be made. Each of the Stockholder Nominees has consented to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

A-2

ANNEX B

PURCHASE AND SALE OF SECURITIES BY THE CONCERNED STOCKHOLDERS,
THE STOCKHOLDER NOMINEES AND THEIR ASSOCIATES

The following table sets forth information with respect to all purchases and sales by the Concerned Stockholders, the Stockholders Nominees and their associates during the past two years. Except as set forth below, the Concerned Stockholders, the Stockholder Nominees and their associate have not purchased or sold securities of the Company within the past two years. Unless otherwise indicated, all purchases listed below were made on the open market at market prices.

Milfam I, L.P.

Entity	Date	Transaction	Security	Shares
Milfam I, L.P.	6/28/2012	Warrant Exercise (cashless)	Common Stock	235,814
Milfam I, L.P.	6/28/2012	Warrant Exercise (cashless)	Common Stock	334,389
Milfam I, L.P.	6/28/2012	Warrant Exercise (cashless)	Common Stock	146,281

Mr. Lloyd I. Miller, III is the manager of Milfam LLC, an Ohio limited liability company established pursuant to the Operating Agreement of Milfam LLC, dated as of December 10, 1996. Milfam LLC is the general partner of Milfam I L.P. (“Milfam I”), a Georgia limited partnership established pursuant to the Partnership Agreement for Milfam I L.P., dated December 11, 1996. All of the shares of Common Stock that Mr. Miller is deemed to beneficially own as the manager of the general partner of Milfam I were purchased with money contributed to Milfam I by its partners or money generated and held by Milfam I and is equal to approximately 2,276,607 shares (consisting of (i) 716,484 shares of common stock, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 shares of common stock, which is equal to approximately 1,560,123 shares).

HWH Lending, LLC

Entity	Date	Transaction	Security	Shares
HWH Lending, LLC	6/28/2012	Warrant Exercise (cashless)	Common Stock	235,814
HWH Lending, LLC	6/28/2012	Warrant Exercise (cashless)	Common Stock	334,389
HWH Lending, LLC	6/28/2012	Warrant Exercise (cashless)	Common Stock	146,281

B-1

Ms. Karen Singer, as Trustee of the Singer Children’s Management Trust which is the sole member of HWH Lending, LLC, is the beneficial owner of approximately 2,276,607 shares (consisting of (i) 716,484 shares of common stock, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 shares of common stock, which is equal to approximately 1,560,123 shares), which is equal to 8.2% of the 27,611,083 outstanding shares.

Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, the 27,611,083 outstanding Shares referenced above is the sum of the following amounts: (i) 26,050,960 Shares of common stock outstanding on July 1, 2013, as disclosed in the Issuer’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on July 16, 2013, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 Shares of Common Stock, which is equal to approximately 1,560,123 shares.

Matthew Stecker

Date	Transaction	Security	Shares
3/27/2013	Purchase	Common Stock	100
4/15/2013	Sale	Common Stock	100

Shares above were purchased at $1.10 and sold at $0.92.

B-2

SECURITY OWNERSHIP OF THE CONCERNED STOCKHOLDERS AND THE STOCKHOLDER NOMINEES AND THEIR ASSOCIATES

(1) Title of Class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership		(4) Percent of class
Common Stock	Lloyd I. Miller, III 222 Lakeview Avenue Suite 160-365 West Palm Beach, FL 33401	2,276,607	[1]	8.2%[2]
Common Stock	Karen Singer 212 Vacarro Drive Cresskill, NJ 07626	2,276,607	[3]	8.2%[4]
Common Stock	Matthew Stecker 711 South Bryn Mawr Avenue Bryn Mawr, PA 19010	20,000	[5]	*

*	Less than 1%

[1]	The shares consist of (i) 716,484 shares of common stock, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 shares of common stock, which is equal to approximately 1,560,123 shares. The securities described above are owned by Milfam I L.P., a Georgia limited partnership (“Milfam L.P.”) Milfam LLC, an Ohio limited liability company (“Milfam LLC”) is the general partner of Milfam L.P. Mr. Miller is the manager of Milfam LLC. As the manager of Milfam LLC, Mr. Miller has sole dispositive and voting power with respect to the securities owned by Milfam L.P.

[2]	Based upon 27,611,083 outstanding shares of Common Stock, which is the sum of the following amounts: (i) 26,050,960 Shares of common stock outstanding on July 1, 2013, as disclosed in the Issuer’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on July 12, 2013, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 Shares of Common Stock, which is equal to approximately 1,560,123 shares.

[3]	The shares consist of (i) 716,484 shares of common stock, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 shares of common stock, which is equal to approximately 1,560,123 shares. The securities described above are owned by HWH Lending, LLC, a Delaware limited liability company (“HWH”). Ms. Singer is the sole trustee of The Singer Children’s Management Trust (the “Trust”). The Trust is the sole member of HWH. As the trustee of the Trust, Ms. Singer has sole dispositive and voting power with respect to the securities owned by HWH.

[4]	Based upon 27,611,083 outstanding shares of Common Stock, which is the sum of the following amounts: (i) 26,050,960 Shares of common stock outstanding on July 1, 2013, as disclosed in the Issuer’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on July 12, 2013, and (ii) 189,796 shares of Series B Preferred Stock, with each share of Series B Preferred Stock convertible into 8.22 Shares of Common Stock, which is equal to approximately 1,560,123 shares.

[5]	Options to purchase common stock at $3.75 per share.

B-3

ANNEX C

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, based upon HealthWarehouse.com’s Proxy Statement filed with the Securities and Exchange Commission on July 16, 2013, certain information as to the beneficial ownership of HealthWarehouse.com’s common stock as of July 1, 2013. The table below sets forth information as of July 1, 2013 with respect to the beneficial ownership of:

•	each person who was known by the Company to own beneficially more than 5% of any class of the Company’s Common Stock,

•	each of the Company’s directors,

•	each of the Company’s named executive officers, and

•	all current directors and executive officers of the Company as a group.

See information above in Annex B regarding the beneficial ownership of the Concerned Stockholders and the Stockholder Nominees.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our common stock and other classes of voting securities as of July 1, 2013 by: (a) each current director; (b) each executive officer; (c) all of our current executive officers and directors as a group; and (d) all those known by us to be beneficial owners of more than five percent of our common stock and other classes of voting securities.

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Shares Beneficially Owned (3)

5% or Greater Stockholders:
Karen Singer (4)	2,276,607	8.2%
Lloyd I. Miller III (5)	2,276,607	8.2%
John C. Backus and Todd L. Hixon Group(6)	2,336,596	8.9%
Janice Marra (7)	2,370,651	9.0%

Executive Officers and Directors:
Lalit Dhadphale (8)	4,163,290	15.7%
Youssef Bennani (9)	165,000	*
Matthew Stecker (10)	25,000	*
Joseph Savarino (11)	143,569	*
Ambassador Ned L. Siegel (12)	-	-
All executive officers and directors as a group (5 persons)	4,496,859	16.9%

*	Less than 1.0%

[1]	The address of each officer and director is c/o HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.

C-1

[2]	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as the entities owned or controlled by the named person. Also includes any shares the named person has the right to acquire within 60 days after July 1, 2013 by the exercise of any warrant, stock option, convertible note or other right. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

[3]	Applicable percentages are based on 26,050,960 shares of common stock outstanding on July 1, 2013, adjusted as required by rules promulgated by the SEC. Pursuant to SEC rules, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the calculation date pursuant to the exercise of outstanding stock options or warrants or the conversion of our outstanding preferred stock. Shares of common stock which may be acquired through exercisable stock options or warrants or the conversion of preferred stock are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group. There were 422,315 shares of Series B preferred stock outstanding on July 1, 2013, which shares are convertible into 3,471,428 shares of common stock, based on a conversion factor of approximately 8.22. There were 10,000 shares of Series C preferred stock outstanding on July 1, 2013, which shares are not convertible into shares of common stock.

[4]	Includes 189,796 shares of Series B preferred stock convertible into 1,560,123 shares of common stock, based on a conversion factor of approximately 8.22. The securities described above are owned by HWH Lending, LLC, a Delaware limited liability company (“HWH”). HWH owns 44.9% of the Series B preferred stock outstanding as of July 1, 2013. Ms. Singer is the sole trustee of The Singer Children’s Management Trust (the “Trust”). The Trust is the sole member of HWH. As the trustee of the Trust, Ms. Singer has sole dispositive and voting power with respect to the securities owned by HWH. Ms. Singer’s address is 212 Vaccaro Drive, Cresskill, NJ 07626. The information in this Note 4 is based in part on information contained in the Schedule 13D/A Amendment No. 10 filed with the SEC by Karen Singer on May 31, 2013.

[5]	Includes 189,796 shares of Series B preferred stock convertible into 1,560,123 shares of common stock, based on a conversation factor approximately 8.22. The securities described above are owned by Milfam I L.P., a Georgia limited partnership (“Milfam L.P.”). Milfam L.P owns 44.9% of the Series B preferred stock outstanding as of July 1, 2013. Milfam LLC, an Ohio limited liability company (“Milfam LLC”) is the general partner of Milfam L.P. Mr. Miller is the manager of Milfam LLC. As the manager of Milfam LLC, Mr. Miller has sole dispositive and voting power with respect to the securities owned by Milfam L.P. Mr. Miller’s address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, FL 33401. The information in this Note 5 is based in part on information contained in the Schedule 13D/A Amendment No. 10 filed with the SEC by Lloyd I. Miller, III on May 31, 2013.

[6]	Consists of (i) 1,956,941 shares of common stock and warrants to purchase 257,544 shares of common stock owned by New Atlantic Venture Fund III, L.P., a Delaware limited partnership (“NAV”), (ii) 72,708 shares of common stock and warrants to purchase 9,568 shares of common stock owned by New Atlantic Entrepreneur Fund III, L.P., a Delaware limited partnership (“NAE”), (iii) 21,947 shares of common stock and warrants to purchase 2,888 shares of common stock owned by NAV Managers Fund, LLC, a Delaware limited liability company (“NAV Managers”), and (iv) 15,000 exercisable options owned by John C. Backus. In addition, NAV, NAE and NAV Managers own 9,539, 354 and 107 shares, respectively, of our Series C preferred stock, which ownership aggregates 100% of our outstanding Series C preferred stock as of July 1, 2013. Because the Series C preferred stock is not convertible into our common stock, it is not included in the above table. New Atlantic Fund III, LLC, a Delaware limited liability Company (“NAF”), is the general partner of NAV and NAE. Each of NAV, NAE and NAV Managers have shared voting and dispositive power over the shares owned by such entity.

John C. Backus is a managing member of NAV, NAE and NAF, and is a member of NAV Managers. As such, Mr. Backus has shared voting and dispositive power over the 2,321,596 shares owned in total by NAV, NAE, and NAV Managers. Mr. Backus also holds exercisable options to purchase 15,000 shares.

Todd L. Hixon is a managing member of NAV, NAE and NAF, and is a member of NAV Managers. As such, Mr. Hixon has shared voting and dispositive power over the 2,321,596 shares owned in total by NAV, NAE, and NAV Managers.

C-2

Scott M. Johnson is a managing member of NAV, NAE and NAF. As such, Mr. Johnson has shared voting and dispositive power over the 2,296,761 shares owned in total by NAV and NAE.

Thanasis Delistathis is a managing member of NAV, NAE and NAF. As such, Mr. Delistathis has shared voting and dispositive power over the 2,296,761 shares owned in total by NAV and NAE.

As the general partner of NAV and NAE, NAF has shared voting and dispositive power over the 2,296,761 shares owned in total by NAV and NAE.

The business address for NAV, NAE, NAV Managers, NAF, John C. Backus, Todd C. Hixon, Scott M. Johnson and Thanasis Delistathis is 11911 Freedom Drive, Suite 1080, Reston, VA 20190.

The information in this Note 6 is based in part on the information contained in the Schedule 13D/A Amendment No. 5 filed with the SEC by the John C. Backus and Todd L. Hixon group on May 7, 2013.

[7]	Consists of (i) 2,177,207 shares of common stock, (ii) 18,321 shares of Series B preferred stock which are convertible into 150,598 shares of common stock, based on a conversion factor of approximately 8.22, and (iii) warrants to purchase 42,846 shares of common stock. Ms. Marra has sole dispositive and voting power with respect to 2,157,392 shares, and shared dispositive and voting power with Ralph Marra with respect to 4,029 shares. Ralph Marra has sole dispositive and voting power with respect to 209,230 shares, and shared dispositive and voting power with Janice Marra with respect to 4,029 shares. Excludes 45,000 shares held in Trust for Janice and Ralph Marra’s minor children. The business address for Ms. And Mr. Marra is 5 Post Road, Rumson, NJ 07760. The information contained in this Note 7 is based in part on the information contained in the Schedule 13G filed with the SEC by Ms. and Mr. Marra on February 14, 2013.

[8]	Includes stock options to purchase 416,666 shares of common stock. Does not include stock options to purchase 333,334 shares of common stock that are not exercisable within 60 days after July 1, 2013. On February 1 and 6, 2013, the Company completed private placements of a total of 3,501,975 units at a price of $1.00 per unit, with each unit consisting of one share of common stock and warrants to purchase three shares of common stock at an exercise price of $0.25 per share. In connection with the private placements, Mr. Dhadphale entered into repurchase agreements with each other purchaser of units, pursuant to which he agreed to repurchase, subject to certain conditions, one-half of each holder’s units at a purchase price of $1.00 per unit if the total price of the common stock is less than $0.25 per share on five consecutive trading days at any time within one year of February 1, 2013. As of July 1, 2013, the repurchase requirement had not been triggered, and the above table does not include any shares of common stock or warrants underlying units held by other persons.

[9]	Includes stock options to purchase 165,000 shares of common stock. Does not include stock options to purchase 15,000 shares of common stock that are not exercisable within 60 days after July 1, 2013.

[10]	Includes stock options to purchase 25,000 shares of common stock. Does not include stock options to purchase 20,000 shares of common stock that are not exercisable within 60 days after July 1, 2013.

[11]	Includes stock options to purchase 25,000 shares of common stock. Does not include stock options to purchase 20,000 shares of common stock that are not exercisable within 60 days after July 1, 2013.

[12]	Does not include stock options to purchase 100,000 shares of common stock that are not exercisable within 60 days after July 1, 2013.

C-3

HEALTHWAREHOUSE.COM, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY
THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM, INC.,
NOT BY THE BOARD OF DIRECTORS OF HEALTHWAREHOUSE.COM, INC.

The undersigned holder of shares of common stock of HealthWarehouse.com, Inc., a Delaware corporation (the “Company”), hereby appoints Lloyd I. Miller, III, or Karen Singer (each a “Proxy”), and each of them, attorneys and agents with attorney and proxy of such holder, with full powers of substitution and resubstitution, to represent the undersigned and vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company, to be held at the Company’s corporate offices, 7107 Industrial Road, Florence, Kentucky 41042, on August 15, 2013 at 11:00 a.m. Eastern time, and any adjournment or postponement thereof and any meeting held in lieu thereof. The undersigned hereby grants the Proxy the authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein. The undersigned hereby acknowledges receipt of the Proxy Statement of the Concerned Stockholders.

This proxy, when properly executed, will cause your shares to be voted as you direct.
If you return this proxy, properly executed, without specifying a choice, your shares will be voted FOR all Stockholder Nominees listed in Proposal 1, FOR Proposal 2, AGAINST Proposal 3, ONE YEAR on Proposal 4, and FOR Proposal 5.

PROPOSAL 1 – Election of the Stockholder Nominees as Directors

Election of Alan B. Howe, Robert M. Pons and Matthew Stecker as directors of the Company.

THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM
RECOMMEND A VOTE FOR PROPOSAL 1

Proposal 1 - Election of Directors:

Nominees

(01)	Alan B. Howe	☐ FOR all nominees	☐ WITHHOLD all nominees	☐ FOR all nominees
(02)	Robert M. Pons	listed to the left	listed to the left	listed to the left
(03)	Matthew Stecker			EXCEPT

To withhold authority to vote for any individual nominee(s), mark “FOR all nominees listed to the left EXCEPT” and write the number(s) of the nominee(s) on the line below.

Proposal 2 – Company Proposal to Ratify Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of Marcum LLP as independent registered public accounting firm of the Company for the year ending December 31, 2013.

THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM
RECOMMEND A VOTE FOR PROPOSAL 2

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM
RECOMMEND A VOTE AGAINST PROPOSAL 3

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Compensation of the Named Executive Officers

THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM
RECOMMEND A VOTE OF ONE YEAR ON PROPOSAL 4

☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS	☐ ABSTAIN

PROPOSAL 5 – Grant of Discretionary Authority to Adjourn Meeting

Grant of discretionary authority to adjourn the meeting to solicit additional proxies.

THE CONCERNED STOCKHOLDERS OF HEALTHWAREHOUSE.COM
RECOMMEND A VOTE FOR PROPOSAL 5

☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE COMPLETE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponements thereof, or any meeting held in lieu thereof, as set forth in the proxy statement provided herewith.

Please sign your name exactly as it appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President and other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

Dated:

Signature

Signature, if held jointly

Title:

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

If you have any questions or need help voting your shares, please call
Laurel Hill Advisory Group, LLC, toll free at 1-888-742-1305.